UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  APRIL 10, 2006
                Date of Report (Date of earliest event reported)

                         NORTH FORK BANCORPORATION, INC.
             (Exact name of registrant as specified in its charter)

Delaware                        1-10458                 36-3154608
(State or other         (Commission File Number)        (IRS Employer
jurisdiction of                                         Identification No.)
incorporation)

275 Broadhollow Road, Melville, New York                11747
(Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (631) 844-1004.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
        Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
        Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

Due to the proposed merger of North Fork Bancorporation, Inc. ("North Fork") and Capital One Financial Corporation ("Capital One"), North Fork's Annual Meeting of Stockholders, previously scheduled for Tuesday, April 25, 2006, has been postponed in order to allow North Fork to combine its Annual Meeting with the special meeting of North Fork stockholders required to vote on the proposed merger with Capital One. It is currently anticipated that this special meeting will occur during the third quarter of 2006.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        NORTH FORK BANCORPORATION, INC.


Dated: April 10, 2006                        By: /s/  Daniel M. Healy
                                             -----------------------------------
                                             DANIEL M. HEALY
                                             EXECUTIVE VICE PRESIDENT
                                             CHIEF FINANCIAL OFFICER